                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT TO REPORT

                                 AMENDMENT NO. 1

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       November 3, 1998

                          SWISSRAY International, Inc.
               (Exact name of registrant as specified in charter)

   New York                          0-26972                    16-0950197
(State or Other                    (Commission                 (IRS Employer
Jurisdiction of                    File Number)               Identification
Incorporation)                                                    Number)

200 East 32nd Street, New York, New York                          10016
(Address of principal executive offices)                        (Zip code)

Registrant's telephone number, including area code      212-545-0095



          (Former name or former address, if changed since last report)

Item 4.           Changes in Registrant's Certifying Accountant.

         The Registrant filed a Form 8-K with Date of Report of November 3, 1998 so as to indicate under Item 4 that there had been a change in the Registrant's certifying accountant. In accordance with Registrant's representations made in
Item 4(a)(xvi) of such Form 8-K, the Registrant herewith encloses by way of
Exhibit 99.3 a copy of STG-Coopers & Lybrand AG's November 24, 1998 letter addressed to the SEC.

                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SWISSRAY INTERNATIONAL, INC.



                                               By  /s/ Josef Laupper
                                                   ------------------------
                                                   Josef Laupper, Secretary

Date: November 25, 1998

                                  EXHIBIT INDEX



Exhibit No.                Description

99.3                       Copy of STG-Coopers & Lybrand AG letter to SEC dated
                           November 24, 1998